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                                                         Exhibit 23.2


We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-      ) pertaining to the 1988 Incentive Stock Plan of our
report dated January 16, 1997, with respect to the consolidated financial statements and schedule of the Cyrix Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                                 ERNST & YOUNG LLP

Dallas, Texas
October 15, 1997